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                               Pilgrim America
                             Bank and Thrift Fund





                             First Quarter Report
                                March 31, 1997
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                               Pilgrim America
                             Bank and Thrift Fund


                             First Quarter Report
                                March 31, 1997

                                 -----------

                              Table of Contents

          Letter to Shareholders..................................  4

          Shareholder Letter Footnotes............................  7

          Portfolio of Investments................................  8

          Fund Advisors and Agents................................ 10



                                 -----------

                                      3

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                     Pilgrim America Bank and Thrift Fund

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Letter to Shareholders
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Dear Shareholders:

Pilgrim America Bank and Thrift Fund (the "Fund") had an exceptional first quarter. Total return based on net asset value ("NAV") was 6.8%(1); far surpassing the 2.6% and 2.7% returns achieved by the Dow Jones Industrial Average Index (the "Dow") and the Standard & Poor's 500 Index (the "S&P")(2), respectively. We also slightly exceeded the 6.6% return achieved by the Standard & Poor's Major Regional Bank Index (the "MRBI")(3). It was a good quarter for bank and thrift stocks.

As we sit here and write this letter we are reminded of the opening sentence of A Tale of Two Cities: "It was the best of times, it was the worst of times". The market (bank and thrift stocks in particular) has continued to perform well since the end of the first quarter. Year to date total return based on NAV through April 30, 1997 was 9.7%(1). This is about what we expected to achieve in the Fund for the full year. While we do not claim to or try to be a market timer, we believe that the market has passed the fair valuation stage and has entered the overvaluation stage. Usually this later stage reaches excesses before some event triggers a significant correction. We have probably not reached this stage of valuation yet but bargains are few and far between.

In contrast, the discount at which the Fund trades has unfortunately widened, which produces greater value for new shareholders. Yet in our opinion, bank and thrift stocks are still reasonably priced compared to the market as a whole. Although we prefer buying stocks when no one else wants them, this is clearly not the case today. With one exception, the fundamentals that make the industry tick are in good shape.

The exception to the above statement is credit card charge-offs. The recent loss rate has risen to a new high of 6.9%-70 basis points higher than the peak of 6.2% following the last recession in June,

                                      4
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                     Pilgrim America Bank and Thrift Fund


1992. What will it be if we ever do have another recession? We have attempted to focus on owning those banks that have average to below average credit card exposure. While delinquencies appear to be stable at around 5.4%, this statistic could be misleading due to the increased level of personal bankruptcies. Many loans go bad without ever missing a payment.


We have recently raised a little cash in the Fund as some securities reached our price objective.

Our performance in the quarter was hurt a little by our small exposure to the sub-prime auto sector. One company after another in this sector has blown up and earnings quality has been deteriorating. This has shown up with gain on sale rising as a percent of earnings. While we avoided the bombs, we were hit with a couple of bullets. First Enterprise Financial Group, Inc. and Ugly Duckling Corp. performed poorly on a price basis in this environment.

Consolidation in the industry continues and we benefited during the quarter from the announced acquisitions of CU Bancorp by Pacific Century Financial Corp. (formerly Bancorp Hawaii, Inc.), Collective Bancorp, Inc. by Summit Bancorp, and American Federal Bank, FSB by CCB Financial.

We added to positions during the quarter in North Valley Bancorp, Laurel Capital Group, Inc., USBANCORP, Inc. and National City Bancorporation of Minnesota. New positions were established in Southwest Bancorporation of Texas, Inc. (a new issue), First Enterprise Financial Group, Inc. (a new issue), MainStreet BankGroup, Inc., UnionBanCal Corp. and Hamilton Bancorp, Inc. (a new issue).

Two new issues that we participated in and sold at gains after they achieved our objectives were National Auto Finance and AmerUs Life Holdings.

The rest of our position in Ponce Bank was sold due to our concern about the credit quality of this company. Eldorado Bancorp was also sold since its price reflected most of what we were scheduled to receive from its acquisition.

                                      5

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                     Pilgrim America Bank and Thrift Fund


We reduced our positions in the following securities based on their reaching or approaching our price objectives: CU Bancorp, Zions Bancorporation, First Security Corp., Roosevelt Financial Group, Inc., Standard Federal Bank, KeyCorp, National City Corp., CoreStates Financial Corp., Commerce Bancshares, Inc., CENFED Financial Corp. and Vallicorp Holdings, Inc.

The Fund's current policy is to maintain a 7.0% annual payout of NAV. The next distribution will be declared June, 1997. If you are currently receiving cash distributions, you may elect instead to have your distributions reinvested in additional shares of the Fund by notifying your broker or contacting the transfer agent, Investors Fiduciary Trust Company, P.O. Box 419541, Kansas City, MO 64141, (800) 548-4521.

Thank you for giving us the opportunity to help you achieve your investment goals. As always, we welcome your comments and questions.

Sincerely,


/s/ Robert W. Stallings
----------------------------------------
Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim America Group, Inc.




/s/ Carl A. Dorf, C.F.A.
----------------------------------------
Carl A. Dorf, C.F.A.
Senior Vice President and Senior Portfolio Manager
Pilgrim America Investments, Inc.


                                      6

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                     Pilgrim America Bank and Thrift Fund

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SHAREHOLDER LETTER FOOTNOTES
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(1) Total return calculated at NAV and assuming reinvestment of all dividends and distributions. Sales charges or commissions are not reflected in these total returns.

    Average annual total returns based on NAV, assuming reinvestment of all dividends and distributions were 43.9%, 24.0% and 17.2% for the one, five and ten-year periods ended March 31, 1997, respectively.

    Average annual total returns based on NYSE market prices assuming reinvestment of all dividends and distributions and no commissions were 44.0%, 18.2% and 16.0% for the one, five and ten-year periods ended March 31, 1997, respectively. Due to variances in investors' broker commission rates, market returns are presented without the deduction of such commissions. Applying the appropriate commissions will result in lower total returns at market.

(2) The S&P is an unmanaged index of 500 common stocks and is a generally accepted measure of stock market performance.

(3) The S&P Major Regional Bank Index is a capitalization-weighted index designed to measure the performance of the major regional banks within the Standard & Poor's 500 Index.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

Pilgrim America Bank and Thrift Fund is a closed-end investment company listed on the New York Stock Exchange (NYSE:PBS). The Fund's primary investment objective is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in the equity securities of banks and thrifts.

                                      7

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                      Pilgrim America Bank and Thrift Fund
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PORTFOLIO OF INVESTMENTS as of March 31, 1997 (Unaudited)
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                              COMMON STOCKS: 98.8%
                                                                      Market
Shares                            Industry/Issuer                      Value
------                            ---------------                      ------

               Banks:  93.4%
  80,500       Alabama National Bancorporation (AL)                  $1,449,000
 100,000       American Federal Bank, FSB (SC)                        2,700,000
 151,156       BB&T Corp. (NC) (formerly Southern National Corp.)     5,630,560
 145,450       BSB Bancorp, Inc. (NY)                                 4,418,044
  87,000       Bank of Boston Corp. (MA)                              5,829,000
 270,000       Bank of New York Company, Inc. (NY)                    9,922,500
  88,000       Banknorth Group, Inc. (VT)                             3,564,000
 124,000       CENFED Financial Corp. (CA)                            4,123,000
 169,371       CU Bancorp (CA)                                        2,455,883
 378,000       Charter One Financial, Inc. (OH)                      16,584,750
 280,000       Collective Bancorp, Inc. (NJ)                         10,815,000
 100,500       Columbia Bancorp (MD)                                  2,211,000
 349,000       Comerica Inc. (MI)                                    19,674,875
 142,917       Commerce Bancshares, Inc. (MO)                         6,520,588
 190,500       Commercial Federal Corp. (NE)                          6,429,375
 126,000       Community Bank System, Inc. (NY)                       2,961,000
 107,737       Community First Bankshares, Inc. (ND)                  3,339,847
 130,000       Compass Bancshares, Inc. (AL)                          5,785,000
 283,758       CoreStates Financial Corp. (PA)                       13,478,505
  45,000       First American Corp. (TN)                              2,863,125
  33,882       First Financial Bankshares, Inc. (TX)                  1,321,398
   4,375       First Financial Corp. (WI)                               114,297
   1,100       First National Bank Anchorage (AK)                     1,999,250
 185,625       First Security Corp. (UT)                              5,963,203
 161,704       Fleet Financial Group, Inc. (RI)                       9,257,554
  91,160       Greater Bay Bancorp (CA)                               2,484,112
  10,000(a)    Hamilton Bancorp Inc. (FL)                               172,500
 115,983       Independent Bank Corp. (MI)                            4,436,350
  55,000       InterWest Bancorp, Inc. (WA)                           1,773,750
 179,400       KeyCorp (OH)                                           8,745,750
  42,437       Laurel Capital Group, Inc. (PA)                          901,786
  20,000       MainStreet BankGroup, Inc. (VA)                          402,500
 280,000       Mercantile Bankshares Corp. (MD)                       9,450,000
  12,500(a)    National City Bancorporation (MN)                        278,125
 251,600       National City Corp. (OH)                              11,730,850
  42,694       North Dallas Bank & Trust Co. (TX)                     1,550,347
  16,850       North Valley Bancorp (CA)                                408,612
  37,500       Pacific Century Financial Corp. (HI)
               (formerly Bancorp Hawaii, Inc.)                        1,607,813
 162,000       Peoples Heritage Financial Group (ME)                  4,981,500
 124,000       Popular Inc. (PR) (formerly BanPonce Corp.)            4,402,000


  72,700       Regions Financial Corp. (AL)                           4,034,850
  30,000       Roosevelt Financial Group, Inc. (MO)                     652,500
 160,000       Security First Corp. (OH)                              3,020,000
 290,575(a)(b) Security Shares, Inc. (TX)                             2,288,278


                                        8
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                      Pilgrim America Bank and Thrift Fund
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PORTFOLIO OF INVESTMENTS as of March 31, 1997 (Unaudited)
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                                                                      Market
Shares                            Industry/Issuer                      Value
------                            ---------------                     ------

               Banks (continued)
  55,000       SouthTrust Corp. (AL)                                 $1,986,875
   5,000       Southwest Bancorporation of Texas, Inc. (TX)              96,250
  48,200       Standard Federal Bank (MI)                             2,795,600
 433,125       Sterling Bancshares, Inc. (TX)                         6,496,875
 122,200       Summit Bancshares, Inc. (TX)                           3,024,450
  35,100       TCF Financial Corp. (MN)                               1,390,838
  36,700       USBANCORP, Inc. (PA)                                   1,633,150
 171,900       Union Planters Corp. (TN)                              6,983,437
  70,000       UnionBanCal Corp. (CA)                                 3,867,500
  53,036       Vallicorp Holdings, Inc. (CA)                          1,080,609
  27,500       West Coast Bancorp (OR)                                  594,687
 230,000       Westernbank Puerto Rico (PR)                           3,823,750
  44,000       Zions Bancorporation (UT)                              5,225,000
                                                                   ------------
                                                                    251,731,398
                                                                   ------------
               Finance:  2.7%
  82,000(a)    First Enterprise Financial Group, Inc.                   594,500
 366,000(a)    Ugly Duckling Corp.                                    6,725,250
                                                                   ------------
                                                                      7,319,750
                                                                   ------------
               Printing:  0.9%
  75,400(a)    Devon Group, Inc.                                      2,224,300
                                                                   ------------
               Retail:  1.8%
 129,900(a)    Mac Frugal's Bargains Close-Outs Inc.                  3,442,350
  80,000(a)    Michael's Stores, Inc.                                 1,470,000
                                                                   ------------
                                                                      4,912,350
                                                                   ------------
                   Total Common Stocks (Cost $131,142,505)          266,187,798
                                                                   ------------



                          SHORT-TERM INVESTMENTS: 1.1%
Principal
 Amount                                                                Value
---------                                                              -----
               U.S. Agency Discount Notes:  1.1%
$2,955,000     Federal Home Loan Bank Discount Note,
                 5.04% due 04/01/97                                   2,955,000
                                                                   ------------
                   Total Short-Term Investments
                     (Cost $2,955,000)                                2,955,000
                                                                   ------------

               Total Investments in Securities
                 (Cost $134,097,505)                       99.9%    269,142,798
               Cash and Other Assets in Excess of
                  Liabilities-Net                           0.1%        304,422
                                                          ------   ------------
               Total Net Assets                           100.0%   $269,447,220
                                                          ======   ============

---------------
         Cost for federal income tax purposes is $134,097,505. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                       $135,506,791
               Gross Unrealized Depreciation                           (461,498)
                                                                   -------------
                     Net Unrealized Appreciation                   $135,045,293
                                                                   ============
         (a) Non-income producing security
         (b) Affiliated company and a direct placement security restricted as to resale. It has been valued at fair value as determined by policies set by the Board of Directors.


                                       9

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                     Pilgrim America Bank and Thrift Fund

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FUND ADVISORS AND AGENTS
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INVESTMENT MANAGER                     INSTITUTIONAL INVESTORS AND ANALYSTS
Pilgrim America Investments, Inc.      Call Pilgrim America Bank and Thrift Fund
Two Renaissance Square                 1-800-336-3436, Extension 8261
40 North Central Avenue
Suite 1200
Phoenix, AZ 85004-4424


SHAREHOLDER SERVICING AGENT            TRANSFER AGENT
Investors Fiduciary Trust Company      Investors Fiduciary Trust Company
P.O. Box 419541                        P.O. Box 419541
Kansas City, Missouri 64141            Kansas City, Missouri 64141


WRITTEN REQUESTS

Please mail all account inquiries and other comments to:

Pilgrim America Bank and Thrift Fund Account Services
c/o Pilgrim America Group, Inc.
Two Renaissance Square
40 North Central Avenue, Suite 1200
Phoenix, Arizona 85004-4424


TOLL-FREE SHAREHOLDER INFORMATION

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at 1-800-331-1080.

                            Pilgrim America Funds

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                               Pilgrim America
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 "Our goal is for every investor to have a successful investment experience."

Prospectuses containing more complete information regarding the funds, including charges and expenses, may be obtained by calling Pilgrim America Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.

                             16-SS-050797 053097